TRADE RECEIVABLES, NET - Movement in allowance for doubtful accounts (Details) - Trade receivables - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Movement in allowance for doubtful accounts:
Balance as of January 1, 2020	$ 107	$ 22
Provision for the year	133	184
Derecognition of bad debts	(64)	(94)
Reversal in respect of collected doubtful accounts	(78)	(10)
Currency revaluations	(3)	5
Balance as of December 31, 2020	$ 95	$ 107